                                                                 Exhibit 10.56.2

                   THIS MORTGAGE CONSTITUTES A FIXTURE FILING
                 UNDER THE PENNSYLVANIA UNIFORM COMMERCIAL CODE

            THIS MORTGAGE SECURES FUTURE ADVANCES AND RE-ADVANCES UP
               TO A MAXIMUM PRINCIPAL AMOUNT OF $1,100,000,000.00
                  AT ANY TIME OUTSTANDING PLUS ACCRUED INTEREST
           AND OTHER INDEBTEDNESS AS DESCRIBED IN 42 PA.C.S.A. ss.8143

                      OPEN-END MORTGAGE, SECURITY AGREEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS

                     (THIS MORTGAGE SECURES FUTURE ADVANCES)

                                      from

                         EME HOMER CITY GENERATION L.P.

                                       to

                    UNITED STATES TRUST COMPANY OF NEW YORK,
                        as Collateral Agent and Mortgagee

                           DATED AS OF MARCH 18, 1999

                       After recording, please return to:
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                            New York, New York 10017

                           ATTN: Daniel E. Karp, Esq.

$250,000,000. The maximum aggregate principal amount of the Loans outstanding at any one time shall not exceed $1,100,000,000.00.

      D. The Borrower will use the proceeds of the Loans under the Credit Agreement to make valuable transfers to one or more of its Subsidiaries (including the Mortgagor) in connection with the acquisition of the Homer City Electric Generating Station and certain facilities and other assets associated therewith and ancillary thereto (the "Generating Station"), certain capital expenditures related to the Generating Station and general working capital purposes.

      E. Under Section 8.2.1(e) of the Credit Agreement, the Borrower is permitted to incur certain indebtedness for the purpose of refinancing the Loans and other indebtedness of the Borrower ("Refinancing Indebtedness"); under
Section 8.2.1(d)(i) of the Credit Agreement, the Loan Parties are permitted to incur certain indebtedness in the form of reimbursement obligations relating to letters of credit, surety bonds and performance bonds used by the Loan Parties in the ordinary course of their business ("Ordinary Course Letter of Credit Indebtedness"); under Section 8.2.1 (d)(ii) of the Credit Agreement, the Borrower is permitted to incur certain indebtedness in the form of reimbursement obligations relating to Debt Service Reserve Letters of Credit (as defined below) ("DSR Letter of Credit Indebtedness"); under Section 8.2.1(c) of the Credit Agreement, the Borrower is permitted to incur certain additional indebtedness ("Additional Indebtedness"); and, under Section 8.2.1(b) of the Credit Agreement, the Borrower is permitted to incur certain indebtedness under Interest Rate Hedging Transactions (as defined below) entered into with respect to the Loans ("Swap Indebtedness") (the Refinancing Indebtedness, the Ordinary Course Letter of Credit Indebtedness, the DSR Letter of Credit Indebtedness, the Additional Indebtedness and the Swap Indebtedness, together with the Loans, being collectively referred to as the "Senior Debt").

      F. In satisfaction of the requirements of the Lenders and the Persons providing any Refinancing Indebtedness or Additional Indebtedness, the Mortgagor desires by this Mortgage and the Guarantee and Collateral Agreement to provide a common pool of collateral as security for their obligations under the Financing Documents (as defined below).

      G. In order to simplify administration of such collateral and to provide for the orderly enforcement of their respective rights, the Administrative Agent, the Lenders and the other Secured Parties (as defined in the Guarantee and Collateral Agreement) have appointed the Collateral Agent to serve as their common representative, to be the beneficiary under any guarantee intended to benefit the Secured Parties, and to hold the liens created, or to be created, under the Financing Documents.

      H. Pursuant to the Collateral Agency and Intercreditor Agreement, dated as of March 18, 1999 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agency and Intercreditor Agreement"), among the Borrower, the Administrative Agent, the Collateral Agent and certain other parties, the Collateral Agent has agreed to serve as a common collateral agent for all Secured Parties.

THE MORTGAGOR HAS GRANTED, CONVEYED, BARGAINED, SOLD, ALIENED, ENFEOFFED, RELEASED, CONFIRMED, MORTGAGED AND WARRANTED TO THE MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY GRANTS, CONVEYS, BARGAINS, SELLS, ALIENS, ENFEOFFS, RELEASES, CONFIRMS, MORTGAGES AND WARRANTS UNTO THE MORTGAGEE:

      (A) the Real Estate;

      (B) all the estate, right, title, claim or demand whatsoever of the Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

      (C) all right, title and interest of the Mortgagor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and riparian rights, development rights, air rights, mineral rights, oil and gas rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

      (D) all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of any kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (D) being referred to as the "Equipment");

      (E) all right, title and interest of the Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor;

insurance policies covering the foregoing property or otherwise on deposit with or held by the Mortgagee as provided in this Mortgage; and

      (K) all proceeds, both cash and noncash, of the foregoing, subject to the applicable provisions set forth below and in the Credit Agreement;

      (All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Mortgagor and described in the foregoing clauses
(A) through (E) are collectively referred to as the "Premises", and those described in the foregoing clauses (A) through (K) are collectively referred to as the ("Mortgaged Property").

      TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto the Mortgagee, its successors and assigns for the uses and purposes set forth, until the Obligations are paid in full and any other requirements contained in the Financing Documents are performed in full. PROVIDED ALWAYS, that if the Mortgagor shall promptly and fully pay all of the Obligations and shall pay and perform all of the other requirements contained in the Financing Documents, then the estate hereby granted shall cease, terminate and become void and Mortgagee shall, upon written request from Mortgagor, execute and deliver to Mortgagor any satisfaction, release or termination instrument required in connection therewith but shall otherwise remain in full force and effect.

      This Mortgage covers present and future advances and re-advances in accordance with the terms of the Credit Agreement, in the aggregate amount of the obligations secured hereby, made by the Lenders for the benefit of, inter alia, the Mortgagor and the Borrower and the lien of such future advances and re-advances shall relate back to the date of this Mortgage.

                              Terms and Conditions

      The Mortgagor further represents, warrants, covenants and agrees with the Mortgagee as follows:

      1. Warranty of Title. The Mortgagor warrants the title to the Premises, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to the Mortgagee to insure the lien of this Mortgage (the "Permitted Exceptions").

      2. Performance Obligations. The Mortgagor shall perform all of the Obligations in accordance with the terms of this Mortgage and the Financing Documents.

      3. Requirements.

      (a) The Mortgagor shall promptly comply with, or cause to be complied with, and conform in all material respects to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created of any Impositions shall be payable on demand by the Mortgagor to the Mortgagee together with interest at the Default Rate as set forth above from the date of payment by Mortgagee.

      (c) The Mortgagor shall have the right before any delinquency occurs to contest or object in good faith to the amount or validity of any imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending the Mortgagor's covenant to pay any such Imposition at the time and in the manner provided in this Section unless (i) the Mortgagor has given prior written notice to the Mortgagee of the Mortgagor's intent so to contest or object to an Imposition, (ii) the Mortgagor shall demonstrate to the Mortgagee's reasonable satisfaction that the legal proceedings shall operate conclusively to prevent the sale of the Mortgaged Property, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings and (iii) the Mortgagor shall furnish a good and sufficient bond or surety as requested by and reasonably satisfactory to the Mortgagee in the amount of the Impositions which are being contested plus any interest and penalty which may be imposed thereon and which could become a lien against the Real Estate or any part of the Mortgaged Property.

      5. Insurance. (a) The Mortgagor shall maintain or cause to be maintained on all of the Premises the insurance required to be maintained by Mortgagor pursuant to Section 8.1.5 of the Credit Agreement.

      (b) If the Mortgaged Property, or any part thereof, shall be destroyed or damaged, the Mortgagor shall give immediate notice thereof to the Mortgagee. All insurance proceeds shall be paid to the Mortgagee to be held by the Mortgagee as collateral to secure the payment and performance of the Obligations. Notwithstanding the preceding sentence, provided that no Event of Default shall have occurred and be continuing, the Mortgagor shall have the right to adjust such loss, and the insurance proceeds relating to such loss shall be paid over to the Mortgagor; provided that the Mortgagor shall, promptly after any such damage, repair all such damage regardless of whether any insurance proceeds have been received or whether such proceeds, if received, are sufficient to pay for the costs of repair.

      (c) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property, all right, title and interest of the Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee.

      (d) The Mortgagor may maintain insurance required under this Mortgage by means of one or more blanket insurance policies maintained by the Mortgagor; provided, however, that (A) any such policy shall specify, or the Mortgagor shall furnish to the Mortgagee a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Premises and the other Mortgaged Property and any sublimits in such blanket policy applicable to the Premises and the other Mortgaged Property, (B) each such blanket policy stall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Mortgaged Property in an amount equal to the coverages required to be maintained by the Mortgagor as provided above and (C) the protection afforded under any such blanket policy shall

      10. Restoration. The Mortgagor shall use all insurance proceeds and all condemnation, proceeds and awards to promptly restore the Mortgaged Property to its condition prior to such casualty or condemnation, (giving effect to the remaining configuration of the Premises after such condemnation) and in compliance with all Legal Requirements.

      11. Leases. (a) The Mortgagor shall not (i) execute an assignment or pledge of any Lease relating to all or any portion of the Mortgaged Property other than in favor of the Mortgagee, or (ii) except as expressly permitted under the Credit Agreement, without the prior written consent of the Mortgagee, execute any Lease of the Mortgaged Property or permit to exist any Lease of any of the Mortgaged Property not already in existence prior to the date of this Mortgage.

      (b) As to any Lease consented to by the Mortgagee, the Mortgagor shall:

            (i) promptly perform all of the provisions of the Lease on the part of the lessor thereunder to be performed;

            (ii) promptly enforce all of the provisions of the Lease on the part of the lessee thereunder to be performed;

            (iii) appear in and defend any action or proceeding arising under or in any manner connected with the Lease or the obligations of the Mortgagor as lessor or of the lessee thereunder;

            (iv) exercise, within 10 days after a written request by the Mortgagee, any right to request from the lessee a certificate with respect to the status thereof;

            (v) simultaneously deliver to the Mortgagee copies of any notices of default which the Mortgagor may at any time forward to or receive from the lessee;

            (vi) promptly deliver to the Mortgagee a fully executed counterpart of the Lease; and

            (vii) promptly deliver to the Mortgagee, upon the Mortgagee's request, an assignment of the Mortgagor's interest under such Lease.

      (c) The Mortgagor shall deliver to the Mortgagee, within 10 days after a written request by the Mortgagee, which request shall not be made by Mortgagee more frequently than twice in any twelve month period, a written statement, certified by the Mortgagor as being true, correct and complete, containing the names of all lessees and other occupants of the Mortgaged Property, the terms of all Leases and the spaces occupied and rentals payable thereunder and a list of all Leases which are then in default, including the nature and magnitude of the default; such statement shall be accompanied by credit information with respect to the lessees and such other information as the Mortgagee may reasonably request.

      13. Mortgagee's Right to Perform. If the Mortgagor fails to perform any of the covenants or agreements of the Mortgagor, the Mortgagee, without waiving or releasing the Mortgagor from any obligation or default under this Mortgage, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate from the date of payment by Mortgagee, shall immediately be due from the Mortgagor to the Mortgagee and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by the Mortgagee under this Section shall be deemed or construed to cure the Mortgagor's default or waive any right or remedy of the Mortgagee.

      14. Hazardous Material. (a) Mortgagor hereby represents and warrants to Mortgagee those representations, to the extent applicable to it, set forth in
Section 7.14 of the Credit Agreement.

      (b) Mortgagor covenants that it will perform the obligations, to the extent applicable to it, set forth in Section 8.1.8 of the Credit Agreement.

      15. Events of Default. The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder.

      16. Remedies. (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies the Mortgagee may have pursuant to the Financing Documents, or as provided by law, either or both of the following actions may be taken: (i) with the consent of the Required Secured Parties (as defined in the Collateral Agency and Intercreditor Agreement), the Mortgagee may, or upon the request of the Required Secured Parties, the Mortgagee shall, by notice to the Mortgagor declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate: and (ii) with the consent of the Required Secured Parties, the Mortgagee may, or upon the request of the Required Secured Parties, the Mortgagee shall, by notice to the Mortgagor, declare the Loans (with accrued interest thereon) and all other amounts owing under the Credit Agreement and the other Financing Documents to be due and payable forthwith. Except as expressly provided above in Section 15 and in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. In addition, upon the occurrence of any Event of Default, the Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee:

      (i) The Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Obligations, (C) sell all or part of the Mortgaged Property (the Mortgagor expressly granting to the Mortgagee the power of sale), or (D) take such other action at law or in equity for the enforcement of this Mortgage or any of the Financing Documents as the law may allow. The Mortgagee may proceed in any such without any prior proceedings and my include the costs of the Mortgagee. Judgment may be entered pursuant to the foregoing authority on the basis of an affidavit made on the Mortgagee's behalf and setting forth the relevant facts, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Mortgage is filed in any action for such judgment it shall not be necessary to file the original of this Mortgage.

      17. Right of the Mortgage to Credit Sale. Upon the occurrence of any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Mortgagee may bid for and acquire the Mortgaged Property or any part thereof. In lieu of paying cash therefor, the Mortgagee may make settlement for the purchase price by crediting upon the Obligations or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Credit Agreement, the Guarantee and Collateral Agreement and document evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Obligations as having been paid.

      18. Appointment of Receiver. If an Event of Default shall have occurred and be continuing, the Mortgagee as a matter of right and without notice to the Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Obligations or the interest of the Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, and the Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

      19. Extension, Release, etc. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Obligations, the Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Obligations, (ii) extend the maturity or alter any of the terms of the Obligations or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at the Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Obligations, it is expressly agreed that any repayments of the principal amount of the Obligations shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Obligations outstanding.

form reasonably satisfactory to the Mortgagee, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Mortgagee may reasonably request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. The Mortgagor further agrees to pay to the Mortgagee on demand all costs and expenses incurred by the Mortgagee in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements the Mortgagee shall reasonably require. If the Mortgagor shall fail to furnish any financing or continuation statement within 10 days after written request by the Mortgagee, then pursuant to the provisions of the Code, the Mortgagor hereby authorizes the Mortgagee, without the signature of the Mortgagor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above.

      21. Assignment of Rents. The Mortgagor hereby assigns to the Mortgagee the Rents as further security for the payment and performance of the Obligations, and the Mortgagor grants to the Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Obligations. The foregoing assignment and grant is present and absolute and shall continue in effect until the Obligations are paid and performed in full and all Commitments are terminated, but the Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and the Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence and continuance of an Event of Default under this Mortgage; such right of the Mortgagor to collect, receive, use and retain the Rents may be revoked by the Mortgagee upon the occurrence and continuance of any Event of Default under this Mortgage by giving not less than five days' written notice of such revocation to the Mortgagor; in the event such notice is given, the Mortgagor shall pay over to the Mortgagee, or to any receiver appointed to collect the Rents and any lease security deposits. The Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

      22. Trust Funds. All lease security deposits of the Real Estate shall be treated as trust funds not to be commingled with any other funds of the Mortgagor. Within 10 days after request by the Mortgagee which request shall not be made more frequently than twice in any twelve month period, the Mortgagor shall furnish the Mortgagee reasonably satisfactory evidence of compliance with this subsection, together with a statement of all lease security deposits by lessees and copies of all Leases not previously delivered to the Mortgagee, which statement shall be certified by the Mortgagor.

      23. Additional Rights. The holder of any subordinate lien on the Mortgaged Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Mortgage nor shall any holder of any subordinate lien join any tenant under any Lease in any action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant

      28. Remedies Not Exclusive. The Mortgagee shall be entitled to enforce payment and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Financing Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect the Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as the Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Financing Documents to the Mortgagee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee. In no event shall the Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to the Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession," and the Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

      29. Multiple Security. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, the Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Premises are located (whether or not such property is owned by the Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, the Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Mortgagee to extend the Obligations and the Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Mortgagor further agrees that if the Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Obligations, or if the Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, the Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and the Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other

State of New York, without regard to principles of conflict of law, and for purposes of consistency, the Mortgagor agrees that in any in personam proceeding related to this Mortgage the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contacts made and to be performed in that State, without regard to principle of conflict of law.

      33. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "Mortgagee" shall mean "Mortgagee or any successor collateral agent for the Secured Parties," the words "Guarantee and Collateral Agreement" shall mean "the Guarantee and Collateral Agreement, the Credit Agreement or any other evidence of indebtedness secured by this Mortgage," the word "person" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

      34. Industrial Plant Mortgage. This Mortgage is intended to be an assembled industrial plant mortgage within the broadest interpretation of the "assembled industrial plant mortgage doctrine" under the laws of the Commonwealth of Pennsylvania.

      35. Future Advances. This Mortgage is executed and delivered to secure, among other things, future advances and re-advances in accordance with the Credit Agreement. It is understood and agreed that this Mortgage secures present and future advances and re-advances in accordance with the Credit Agreement made for the benefit of the Mortgagor and that the lien of such future advances and re-advances shall relate back to the date of this Mortgage, and the Mortgagor and the Mortgagee intend that this Mortgage be an Open-End Mortgage as described in 42 Pa.C.S.A. ss.8143 and as such be entitled to all benefits under 42 Pa.C.S.A ss.8143.

      36. Purchase Money Mortgage. This is a purchase money mortgage and shall be entitled to all benefits as such under the lien priority provisions of the Pennsylvania Judicial Code, 42 Pa.C.S.A. ss.8141, as amended.

      37. Receipt of Copy. The Mortgagor acknowledges tat it has received a true copy of this Mortgage.

      This Mortgage has been duly executed by the Mortgagor on March 18, 1999 and is intended to be effective as of March 18, 1999.

ATTEST                                  EME HOMER CITY GENERATION L.P.,
[corporate seal]                        a Pennsylvania limited partnership


By: /s/ Kevin M. Smith                  By: MISSION ENERGY WESTSIDE, INC.,
    ------------------------------          a California corporation,
    Name: Kevin M. Smith                    its general partner
    Title: Treasurer

                                            By: /s/ Steven D. Eisenberg
                                                --------------------------------
                                                Name: Steven D. Eisenberg
                                                Title: Vice President

      The address of the within-named Mortgagee is:

                    United States Trust Company of New York
                    114 West 47th Street, 25th Floor
                    New York, New York 10036

                                        For the Mortgagee


                                        ----------------------------------------
                                        Print Name: Daniel E. Karp as counsel
                                        for Collateral Agent